Income per share (Tables)	12 Months Ended
Dec. 31, 2023
Net income per share:
Schedule of computation of basic and diluted income

The following table sets forth the basic and diluted net income per share computation and provides a reconciliation of the numerator and denominator for the years presented:

	For the years ended December 31,
	2021	2022	2023
	RMB	RMB	RMB
Basic and diluted earnings per ordinary share calculation:
Numerator:
Net income attributable to Lucas GC Limited	39,509	36,142	77,668
Less: Deemed dividend to redeemable preferred shareholders	(568)	-	-
Accretion of subsidiary’ redeemable preferred shares to redemption value	(1,325)	(2,906)	-
Net income attributable to the Lucas GC Limited’s ordinary shareholders	37,616	33,236	77,668

Denominator:
Weighted average ordinary shares outstanding-basic and diluted	78,063,300	78,063,300	78,063,300

Income per ordinary share basic and diluted	0.48	0.43	0.99